SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 2003


                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      333-83986                13-3291626
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (212) 296-7000
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

      Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA"), and certain Structural Term Sheets and Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Capital I Inc. Trust 2003-NC4, Mortgage Pass-Through Certificates, Series 2003-NC4 (the "Certificates").

      The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets, Structural Term Sheets and Computational Materials by reference in the Registration Statement.

      The Collateral Term Sheets, Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets, Structural Term Sheets and Computational Materials.

      Any statement or information contained in the Collateral Term Sheets, Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

      Item 601(a)
      of Regulation S-K
      Exhibit No.                Description
      -----------                -----------
      (99.1)                     Collateral Term Sheets, Structural Term Sheets
                                 and Computational Materials prepared by Morgan
                                 Stanley & Co. Incorporated in connection with Morgan Stanley Capital I Inc. Trust
                                 2003-NC4, Mortgage Pass-Through Certificates,
                                 Series 2003-NC4.

      (99.2)                     Collateral Term Sheets prepared by
                                 Morgan Stanley & Co. Incorporated in
                                 connection with Morgan Stanley Capital I Inc. Trust 2003-NC4, Mortgage Pass-Through Certificates, Series 2003-NC4.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY CAPITAL I INC.


Date:  April 2, 2003
                                       By:   /s/ Valerie H. Kay
                                          --------------------------------------
                                          Name:  Valerie H. Kay
                                          Title: Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.      Description                                   Electronic (E)
-----------      -----------                                   -------------
(99.1)           Collateral Term Sheets, Structural Term           (E)
                 Sheets and Computational Materials
                 prepared by Morgan Stanley & Co.
                 Incorporated in connection with Morgan
                 Stanley Capital I Inc. Trust 2003-NC4,
                 Mortgage Pass-Through Certificates,
                 Series 2003-NC4.

(99.2)           Collateral Term Sheets prepared by                 (E)
                 Morgan Stanley & Co. Incorporated in
                 connection with Morgan Stanley
                 Capital I Inc. Trust 2003-NC4, Mortgage
                 Pass-Through Certificates, Series 2003-NC4.